SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         ------------------------------
                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 15, 2003


                            Structured Products Corp.
                            -------------------------
             (Exact name of registrant as specified in its charter)


 Delaware                           33-55860/             13-3692801
                                    33-357357/33-389080
(State or other jurisdiction of    (Commission File      (IRS Employer
incorporation or organization)         Number)            Identification Number)

388 Greenwich Street, New York, New York                                   10013
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)
Registrant's telephone number including area code (212) 816-7496.
                                                  --------------

Item 1.   Changes in Control of Registrant.

          Not Applicable.

Item 2.   Acquisition or Disposition of Assets.

          Not Applicable.

Item 3.   Bankruptcy or Receivership.

          Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          Not Applicable.

Item 5.   Other Events.

          Not Applicable.

Item 6.   Resignations of Registrant's Directors.

          Not Applicable.

Item 7.   Financial Statements, Pro-Forma Financial Information and Exhibits.

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibits:

               1.   Trustee's  Report  with  respect  to  the  August  15,  2003
                    Distribution  Date  for  the  TIERS  Corporate   Bond-Backed
                    Certificates Trust APA 1997-8

               2. Trustee's Report with respect to the August 15, 2003 Distribution Date for the CorTS Trust for AFC Capital Trust I

               3. Trustee's Report with respect to the August 15, 2003 Distribution Date for the CorTS Trust for Worldcom Notes

Item 8.   Change in Fiscal Year

          Not Applicable.

Item 9.   Regulation FD Disclosure
          Not Applicable.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                           By:  /s/ John W. Dickey
                                              ----------------------------------
                                              Name:  John W. Dickey
                                              Title: Authorized Signatory





August 21, 2003

EXHIBIT INDEX


  Exhibit                                                                   Page
  --------                                                                  ----

     1    Trustee's  Report  with  respect  to  the  August  15,  2003       5
          Distribution  Date  for the  TIERS    Corporate  Bond-Backed
          Certificates Trust APA 1997-8

     2    Trustee's  Report  with  respect  to  the  August  15,  2003       6
          Distribution  Date  for the  CorTS   Trust  for AFC  Capital
          Trust I

     3    Trustee's  Report  with  respect  to  the  August  15,  2003       7
          Distribution Date for the CorTS   Trust for World Com Notes

                                    Exhibit 1

To the Holders of:
TIERS Corporate Bond-Backed Certificates, Series APA 1997-8
*CUSIP:  871928AT4       Class:  ZTF Class
*CUSIP:  871928AU1       Class:  Amortizing Class

U.S. Bank Trust National Association, as Trustee for the TIERS Corporate Bond-Backed Certificates Trust APA 1997-8 hereby gives notice with respect to the Distribution Date of August 15, 2003 (the "Distribution Date") as follows:

1. The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $1,000 original principal amount of Amortizing Class Certificates and per $1,000 principal amount of ZTF Class Certificates, is as set forth below:

     Class               Principal        Interest          Total Distribution
     ZTF Class           $  0.000000      $   0.000000      $   0.000000
     Amortizing Class    $ 17.029127      $  30.594942      $  47.624069

2. The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3. No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4. $32,288,000 aggregate principal amount of Apache Corporation Fifty Year 7 3/8 % Debentures due August 15, 2047 (the "Term Assets") are held for the above trust.

5. At the close of business on the Distribution Date, $32,288,000 principal amount of ZTF Class Certificates and $20,762,223.95 principal amount of Amortizing Class Certificates were outstanding.

6. The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.


U.S. Bank Trust National Association, as Trustee


*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included for the convenience of the Holders.

                                    Exhibit 2

To the Holders of:
CorTS Trust for AFC Capital I
Allamerica 7.75% Corporate-Backed Trust Securities (CorTS) Class A Certificates
*CUSIP:  22081N204       Class:  A
*CUSIP:  22081NAA3       Class:  B

U.S. Bank Trust National Association, as Trustee for the CorTS Trust for AFC Capital Trust I, hereby gives notice with respect to the Distribution Date of August 15, 2003 (the "Distribution Date") as follows:

1. The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $25 Class A Certificate and per $1,000 Notional Amount of Class B Certificates, is as set forth below:

     Class               Principal        Interest          Total Distribution
     A                   $  0.000000      $   0.968750      $  0.968750
     B                   $  0.000000      $   2.285000      $  2.285000

2. The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3. No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4. $36,112,000 aggregate principal amount of AFC Capital Trust I 8.207% Series B Capital Securities due February 3, 2027 (the "Term Assets") are held for the above trust.

5. At the close of business on the Distribution Date, 1,444,480 Class A Certificates representing $36,112,000 aggregate Certificate Principal Balance and $36,112,000 aggregate Notional Amount of Class B Certificates were outstanding.

6. The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.


U.S. Bank Trust National Association, as Trustee


*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included for the convenience of the Holders.

                                    Exhibit 3

To the Holders of:
CorTS Trust for Worldcom Notes
7.6% Corporate-Backed Trust Securities (CorTS) Certificates
*CUSIP:  22081K200

U.S. Bank Trust National Association, as Trustee for the CorTS Trust for Worldcom Notes, hereby gives notice with respect to the Distribution Date of August 15, 2003 (the "Distribution Date") as follows:

1. The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $25 Certificate, is as set forth below:

         Principal       Interest         Total Distribution
         $  0.000000     $  0.000000      $ 0.000000

2. The amount of aggregate interest scheduled to be paid and not paid as of the Distribution Date is $6,515,729.25 due to the non-payment of an equal amount of interest on the Term Assets.

3. No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4. $62,501,000 aggregate principal amount of Worldcom, Inc. 6.95% Notes due August 15, 2028 (the "Term Assets") are held for the above trust.

5. At the close of business on the Distribution Date, 2,286,220 Certificates representing $57,155,500 aggregate Certificate Principal Balance were outstanding.

6. The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee